CNET, INC.
AMENDED AND RESTATED
1997 STOCK OPTION PLAN


        1. Purpose of the Plan. This Plan shall be known as the CNET, Inc. 1997 Stock Option Plan. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide incentives to such personnel to promote the success of the business of CNET, Inc. and its subsidiaries.

        Certain options granted under this Plan are intended to qualify as "incentive stock options" pursuant to Section 422 of the Internal
Revenue Code of 1986, as amended from time to time, while certain other options granted under the Plan will constitute nonqualified options.

        2. Definitions. As used herein, the following definitions shall apply:

                "Board" means the Board of Directors of the Corporation.

                "Common Stock" means the Common Stock, $.0001 par value per share, of the Corporation. Except as otherwise provided herein, all Common Stock issued pursuant to the Plan shall have the same rights as all other issued and outstanding shares of Common Stock, including, but not limited to, voting rights, the right to dividends, if declared and paid, and the right to pro rata distributions of the Corporation's assets in the event of liquidation.

                "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                "Committee" means the committee described in Section 18 that administers the Plan or, if no such committee has been appointed, the full Board.

                "Consultant" means any consultant or advisor who renders bona fide services to the Corporation or one of its Subsidiaries, which services are not in connection with the offer or sale of securities in a capital-raising transaction.

                "Corporation" means CNET, Inc., a Delaware corporation.

                "Date of Grant" means the date on which an Option is granted pursuant to this Plan or, if the Board or the Committee so determines, the date specified by the Board or the Committee as the date the award is to be effective.

                "Employee" means any officer or other employee of the Corporation or one of its Subsidiaries (including any director who is also an officer or employee of the Corporation or one of its Subsidiaries).

                "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                "Exercise Price" means the option price for a share of Common Stock subject to an Option.

                "Fair Market Value" means the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the trading day immediately prior to the date specified as reported by the principal national exchange or trading system on which the Common Stock is then listed or traded. If there is no reported price information for the Common Stock, the Fair
Market Value will be determined by the Board or the Committee, in its sole discretion. In making such determination, the Board or the Committee may, but shall not be obligated to, commission and rely upon an independent appraisal of the Common Stock.

                "Insider" means any officer, director, or 10% stockholder of the Corporation.

                "Non-Employee Director" means an individual who is a "non-employee director" as defined in Rule 16b-3 under the Exchange Act.

                "Nonqualified Option" means any Option that is not a Qualified Option.

                "Option" means a stock option granted pursuant to Section 6 of this Plan.

                "Optionee" means any Employee, Consultant or director who receives an Option.

                "Outside Director" means an individual who is an "outside
director" within the meaning of Treasury Regulation   1.162-27(e)(3).

                "Plan" means this CNET, Inc. 1997 Stock Option Plan, as amended from time to time.

                "Qualified Option" means any Option that is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

                "Rule 16b-3" means Rule 16b-3 of the rules and regulations under the Exchange Act, as Rule 16b-3 may be amended from time to time, and any successor provisions to Rule 16b-3 under the Exchange Act.

                "Subsidiary" means any now existing or hereinafter organized or acquired company of which at least fifty percent (50%) of the issued and outstanding voting stock is owned or controlled directly or indirectly by the Corporation or through one or more Subsidiaries of the Corporation.

        3. Term of Plan. The Plan has been adopted by the Board effective as of April 16, 1997. To permit the granting of Qualified Options under the Code, and to qualify awards of Options hereunder as "performance based" under Section 162(m) of the Code, the Plan will be submitted for approval by the stockholders of the Corporation by the affirmative votes of the holders of a majority of the shares of Common Stock then issued and outstanding, for approval no later than the next annual meeting of stockholders. If the Plan is not so approved by the stockholders of the Corporation, then any Options previously granted under the Plan will be Nonqualified Options, regardless of whether the option agreements relating thereto purport to grant Qualified Options. The Plan shall continue in effect until terminated pursuant to Section 18.

        4.      Shares Subject to the Plan.  Except as otherwise provided in
Section 17 hereof, the aggregate number of shares of Common Stock issuable upon the exercise of Options granted pursuant to this Plan shall be 2,500,000 shares. Such shares may either be authorized but unissued shares or treasury shares. The Corporation shall, during the term of this Plan, reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. If an Option should expire or become unexercisable for any reason without having been exercised in full, then the shares that were subject thereto shall, unless the Plan has terminated, be available for the grant of additional Options under this Plan, subject to the limitations set forth above.

        5. Eligibility. Qualified Options may be granted under Section 6 of the Plan to such Employees of the Corporation or its Subsidiaries as may be determined by the Board or the Committee. Nonqualified
Options may be granted under Section 6 of the Plan to such Employees, Consultants and directors of the Corporation or its Subsidiaries as may be determined by the Board or the Committee. Subject to the limitations and qualifications set forth in this Plan, the Board or the Committee shall also determine the number of Options to be granted, the number of shares subject to each Option grant, the exercise price or prices of each Option, the vesting and exercise period of each Option, whether an Option may be exercised as to less than all of the Common Stock subject thereto, and such other terms and conditions of each Option, if any, as are consistent with the provisions of this Plan. In connection with the granting of Qualified Options, the aggregate Fair Market Value
(determined at the Date of Grant of a Qualified Option) of the shares with respect to which Qualified Options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Optionee's employer corporation and its parent and subsidiary corporations as defined in Section 424(e) and (f) of the Code, or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies (collectively, such corporations described in this sentence are hereinafter referred to as "Related Corporations")) shall not exceed $100,000 or such other amount as from time to time provided in Section 422(d) of the Code or any successor provision.

        6. Grant of Options. Except as provided in Section 18, the Board or the Committee shall determine the number of shares of Common Stock to be offered from time to time pursuant to Options granted hereunder and shall grant Options under the Plan. The grant of Options shall be evidenced by Option agreements containing such terms and provisions as are approved by the Board or the Committee and executed on behalf of the Corporation by an appropriate officer. The aggregate number of shares of Common Stock with respect to which Options may be granted to any single Participant during a calendar year shall not exceed the number of shares subject to the Plan referred to in Section
4. Any Options that are granted and subsequently lapse or are cancelled or forfeited will nonetheless count against this limit. For this purpose, repricing of an Option shall be considered as the cancellation of the Option and the grant of a new Option.

        7. Time of Grant of Options. The Date of Grant of an Option under the Plan shall be the date on which the Board or the Committee awards the Option or, if the Board or the Committee so determines, the date specified by the Board or the Committee as the date the award is to be effective. Notice of the grant shall be given to each Optionee promptly after the date of such grant.

        8. Price. The Exercise Price for each share of Common Stock subject to an Option granted pursuant to Section 6 of the Plan shall be determined by the Board or the Committee at the Date of Grant; provided, however, that (a) the Exercise Price for any Option shall not be less than 100% of the Fair Market Value of the Common Stock at the Date of Grant, and (b) if the Optionee owns on the Date of Grant more than 10 percent of the total combined voting power of all classes of stock of the Corporation or its parent or any of its subsidiaries, as more fully described in Section 422(b)(6) of the Code or any successor provision (such stockholder is referred to herein as a "10-Percent Stockholder"), the Exercise Price for any Qualified Option granted to such Optionee shall not be less than 110% of the Fair Market Value of the Common Stock at the Date of Grant.

        9. Vesting. Subject to Section 11 of this Plan, each Option shall vest or be subject to forfeiture in accordance with the provisions set forth in the applicable Option agreement. The Board or the Committee may, but shall not be required to, permit acceleration of vesting or termination of forfeiture provisions upon any sale of the Corporation or similar transaction. An Option agreement may contain such additional provisions with respect to vesting as the Board or the Committee may specify.

        10. Exercise. An Optionee may pay the Exercise Price of the shares of Common Stock as to which an Option is being exercised by the delivery of cash, check or, at the Corporation's option, by the delivery of shares of Common Stock having a Fair Market Value on the exercise date equal to the Exercise Price.

        If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended, any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of an Optionee if (a) the broker-dealer has received from the Optionee or the Corporation a fully- and duly-endorsed agreement evidencing such Option, together with instructions signed by the Optionee requesting the Corporation to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

        11. When Qualified Options May be Exercised. No Qualified Option shall be exercisable at any time after the expiration of ten (10) years from the Date of Grant; provided, however, that if the Optionee with respect to a Qualified Option is a 10-Percent Stockholder on the Date of Grant of such Qualified Option, then such Option shall not be exercisable after the expiration of five (5) years from its Date of Grant. In addition, if an Optionee of a Qualified Option ceases to be an employee of the Corporation or any related corporation for any reason, such Optionee's vested Qualified Options shall not be exercisable after (a) 90 days following the date such Optionee ceases to be an employee of the Corporation or any related corporation, if such cessation of service is not due to the death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, or (b) twelve months following the date such Optionee ceases to be an employee of the Corporation or any related corporation, if such cessation of service is due to the death or permanent and total disability (as defined above) of the Optionee. Upon the death of an Optionee, any vested Qualified Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Qualified Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining option term of the Qualified Option and twelve months after the date of the Optionee's death. This Section 11 only provides the outer limits of allowable exercise dates with respect to Qualified Options; the Board or the Committee may determine that the exercise period for a Qualified Option shall have a shorter duration than as specified above.

        12. Option Financing. Upon the exercise of any Option granted under the Plan, the Corporation may, but shall not be required to, make financing available to the Optionee for the purchase of shares of Common Stock pursuant to such Option on such terms as the Board or the Committee may specify.

        13. Withholding of Taxes. The Board or the Committee shall make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Corporation is required by any law or regulation of any governmental authority to withhold in connection with any Option including, but not limited to, withholding the issuance of all or any portion of the shares of Common
Stock subject to such Option until the Optionee reimburses the Corporation for the amount it is required to withhold with respect to such taxes, canceling any portion of such issuance in an amount sufficient to reimburse the Corporation for the amount it is required to withhold or taking any other action reasonably required to satisfy the Corporation's withholding obligation.

        14. Conditions Upon Issuance of Shares. The Corporation shall not be obligated to sell or issue any shares upon the exercise of any Option granted under the Plan unless the issuance and delivery of shares complies with all provisions of applicable federal and state securities laws and the requirements of any national exchange or trading system on which the Common Stock is then listed or traded.

                As a condition to the exercise of an Option, the Corporation may require the person exercising the Option or receiving the grant to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal and state securities laws.

                The Corporation shall not be liable for refusing to sell or issue any shares covered by any Option if the Corporation cannot obtain authority from the appropriate regulatory bodies deemed by the Corporation to be necessary to sell or issue such shares in compliance with all applicable federal and state securities laws and the requirements of any national exchange or trading system on which the Common Stock is then listed or traded. In addition, the Corporation shall have no obligation to any Optionee, express or implied, to list, register or otherwise qualify the shares of Common Stock covered by any Option.

                No Optionee will be, or will be deemed to be, a holder of any Common Stock subject to an Option unless and until such Optionee has exercised his or her Option and paid the purchase price for the subject shares of Common Stock. Each Qualified Option under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by such Optionee. Each Nonqualified Option under this Plan shall be transferable only by will, the laws of descent and distribution, pursuant to a domestic relations order issued by a court of competent jurisdiction, or to a trust established by the Optionee for estate planning purposes.

        15. Restrictions on Shares. Shares of Common Stock issued pursuant to the Plan may be subject to restrictions on transfer under applicable federal and state securities laws. The Board may impose such additional restrictions on the ownership and transfer of shares of Common Stock issued pursuant to the Plan as it deems desirable; any such restrictions shall be set forth in any Option agreement entered into hereunder.

        16. Modification of Options. Except as provided in Section 18 of this Plan, at any time and from time to time, the Board or the Committee may execute an instrument providing for modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall impair the Option without the consent of the holder of the Option. Notwithstanding the foregoing, in the event of such a modification, substitution, extension or renewal of a Qualified Option, the Board or the Committee may increase the exercise price of such Option if necessary to retain the qualified status of such Option.

        17. Effect of Change in Stock Subject to the Plan. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders) shall be changed into or exchanged for a different number or kind of shares of stock of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), or in the event a stock split or stock dividend occurs, then there shall be substituted for each share of Common Stock then subject to Options or available for Options the number and kind of shares of stock into which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or exchanged, or the number of shares of Common Stock as is equitably required in the event of a stock split or stock dividend, together with an appropriate adjustment of the Exercise Price. The Board may, but shall not be required to, provide additional anti-dilution protection to an Optionee under the terms of the individual's Option agreement.

        18.     Administration.

                (a) The Plan shall be administered by the Board or by a committee of the Board comprised solely of two or more Outside Directors appointed by the Board (the "Committee"). Options may be granted under
Section 6, only (i) by the Board as a whole, or (ii) by majority agreement of the members of the Committee; provided that, if the Committee does not consist entirely of Non-Employee Directors, then
Options may be granted to Insiders under Section 6 only by the Board as a whole. Option agreements, in the forms as approved by the Board or the Committee, and containing such terms and conditions consistent with the provisions of this Plan as are determined by the Board or the Committee, may be executed on behalf of the Corporation by the Chairman of the Board, the President or any Vice President of the Corporation.
The Board or the Committee shall have complete authority to construe, interpret and administer the provisions of this Plan and the provisions of the Option agreements granted hereunder; to prescribe, amend and rescind rules and regulations pertaining to this Plan; to suspend or discontinue this Plan; and to make all other determinations necessary or deemed advisable in the administration of the Plan. The determinations, interpretations and constructions made by the Board or the Committee shall be final and conclusive. No member of the Board or the Committee shall be liable for any action taken, or failed to be taken, made in good faith relating to the Plan or any award thereunder, and the members of the Board or the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the fullest extent permitted by law.

                (b) Although the Board or the Committee may suspend or discontinue the Plan at any time, all Qualified Options must be granted within ten (10) years from the effective date of the Plan or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.

                (c) Each Outside Director will be eligible to receive automatic grants of Options as follows:

                        (i) Each Outside Director will automatically be granted Nonqualified Options to purchase 20,000 shares of Common Stock (the "Initial Grant") on the date such Outside
Director is first elected to the Board.

        (ii) On June 30 of each year, each Outside Director then serving on the Board will automatically be granted
Nonqualified Options to purchase 5,000 shares of Common
Stock (each, an "Annual Grant"). The number of shares subject to Initial Grants and Annual Grants will be adjusted in accordance with Section 17.

        (iii) The purchase price for Common Stock subject to Initial Grants and Annual Grants will be 100% of the Fair
Market Value of the Common Stock on the Date of Grant.

        (iv) All Options granted under this Section 18(c) will be evidenced by Option agreements substantially in the form of Exhibit A hereto.

        (v) All Options granted under this Section 18(c) will be exercisable on and after the Date of Grant until the earlier of (A) ten years after the Date of Grant, or (B) 90 days after the date such Outside Director is no longer a director of the Corporation or an officer or employee of the Corporation or a Related Corporation; provided that Common Stock issuable upon exercise of such Options will be subject to a repurchase option in favor of the Corporation, as set forth in the applicable Option agreement, until such shares vest, which will occur in equal monthly installments during the 48 months following the Date of Grant.

        (vi) This Section 18(c) may not be amended more than once every six months, other than to comport with changes in the Code or in the Employee Retirement Income Security Act of 1974, as amended, or changes in the rules promulgated thereunder, or other applicable law, unless, at the time of amendment, such limitation on amendments is not necessary in order for the Plan to comply with the requirements of Rule 16b-3 or the Corporation is not then subject to the provisions of Section 16 of the Exchange Act.

        (vii) Notwithstanding the foregoing, to the extent an Outside Director receives an automatic grant of Nonqualified Options under Section 18(c) of the Corporation's 1994 Stock Option Plan, as amended, such director is not eligible to receive a duplicate grant of Nonqualified Options under this
Section 18(c).

                (d) Subject to any applicable requirements of Rule 16b-3 or of any national exchange or trading system on which the Common Stock is then listed or traded, and subject to the stockholder approval requirements of sections 422 and 162(m)(4)(C) of the Code, the Board may amend any provision of this Plan in any respect in its discretion.

        19. Continued Employment Not Presumed. Nothing in this Plan or any document describing it nor the grant of any Option shall give any Optionee the right to continue in the employment of the Corporation or affect the right of the Corporation to terminate the employment of any such person with or without cause.

        20. Liability of the Corporation. Neither the Corporation, its directors, officers or employees or the Committee, nor any Subsidiary which is in existence or hereafter comes into existence, shall be liable to any Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Qualified Option granted hereunder does not qualify for tax treatment as an incentive stock option under Section 422 of the Code.

        21. Governing Law. The Plan shall be governed by and construed in accordance with the laws of State of Delaware and the United States, as applicable, without reference to the conflict of laws provisions thereof.

        22. Severability of Provisions. If any provision of this Plan is determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of the Plan, but such invalid, illegal or unenforceable provision shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.


Exhibit A

CNET, INC.
STOCK OPTION AGREEMENT

Optionee:



Effective Date of
Grant:



Number of Shares
Subject to
Option:




Exercise Price
per Share:


        WHEREAS, pursuant to the CNET, Inc. 1997 Stock Option Plan (the "Plan"), the Optionee identified above is eligible to receive an automatic grant of an option to purchase shares of the Company's common stock, par value $.0001 per share (the "Common Stock");

        NOW, THEREFORE, in consideration of the Optionee's service as a director of the Company and the mutual agreements and covenants contained in this Stock Option Agreement (the "Agreement"), the Company hereby grants to Optionee a non-qualified stock option (the "Option") to purchase the number of shares of Common Stock set forth above, at the per share exercise price set forth above, on the terms and conditions and subject to the restrictions set forth in this Agreement and in the Plan.

        1.      General Provisions

        Subject to the other terms and provisions hereof, this Option is exercisable in full, as to all of the shares of Common Stock subject hereto, immediately upon grant and will remain exercisable until the earlier of (a) ten years after the Effective Date of Grant, or (b) 90 days after the date the Optionee is no longer a director of the Company or an officer or employee of the Company or a Related Corporation. The Company may suspend for a reasonable period or periods the time during which this Option may be exercised if, in the opinion of the Company, such suspension is required to enable the Company to remain in compliance with regulatory requirements relating to the issuance of shares of Common Stock.

        The Option is subject to the provisions of the Plan, which is incorporated in its entirety into this Agreement by this reference. A copy of the Plan has been provided to the Optionee by the Company, and the Optionee hereby acknowledges receipt of the Plan. Additional copies of the Plan are available from the Company upon request. All defined terms contained herein have the meanings provided in the Plan, except to the extent otherwise provided herein.

        2.      Exercise of Option

        The Option may be exercised only by written notice (the "Exercise Notice") by the Optionee to the Company at its principal executive office. The Exercise Notice will be deemed given when deposited in the
U. S. mails, postage prepaid, addressed to the Company at its principal executive office, or when delivered in person to an officer of the Company at that office. The date of exercise of the Option (the
"Exercise Date") will be the date of the postmark if the notice is mailed or the date received if the notice is delivered other than by mail. The Exercise Notice will state the number of shares in respect of which the Option is being exercised and, if the shares for which the Option is being exercised are to be evidenced by more than one stock certificate, the denominations in which the stock certificates are to be issued. The Exercise Notice will be signed by the Optionee and will include the complete address and social security number of the Optionee.

        The Exercise Notice must be accompanied by payment of the aggregate Exercise Price of the shares purchased by cash or check payable to the order of the Company or by delivery of shares of Common Stock owned by the Optionee, in form satisfactory to the Company, tendered in full or partial payment of the Exercise Price. If shares of Common Stock are used to pay part or all of the Exercise Price, the value of such shares will be the Fair Market Value of the Common Stock on the Exercise Date.

        The certificates for shares of Common Stock as to which the Option has been exercised will be registered in the name of the Optionee and will be delivered to the Optionee at the address specified in the Exercise Notice. In exercising the Option, the Optionee will make payment or other arrangements (for example, by requesting that the Company withhold shares of Common Stock otherwise issuable upon such exercise) satisfactory to the Company for withholding federal and state taxes, if applicable, with respect to the shares acquired upon exercise of the Option. In the event the person exercising the Option is a transferee of the Optionee, the Exercise Notice will be accompanied by appropriate proof of the right of such transferee to exercise the Option.

        Subject to the limitations expressed herein, the Option may be exercised with respect to all or a part of the shares of Common Stock subject to it; provided, however, that no single partial exercise of the Option will result in the issuance of less than one-fourth (1/4) of the shares initially subject to the option.

        Neither the Optionee nor any person claiming under or through the Optionee will be or have any rights or privileges of a stockholder of the Company in respect of any of the shares issuable upon exercise of the Option, unless and until certificates representing such shares have been issued (as evidenced by the appropriate entry on the books of the Company).

        3.      Repurchase Option

                (a) Vesting. The shares of Common Stock issued or issuable upon exercise of the Option (the "Option Shares") will vest in 48 equal monthly installments, beginning on the first day of the first month beginning after the Effective Date of Grant, but only for so long as the Optionee remains a director of the Company; provided that all remaining unvested Option Shares will vest immediately upon a Sale of the Company. For such purposes, a "Sale of the Company" means a merger, consolidation, recapitalization, reorganization or sale, lease or transfer of all or substantially all of the Company's assets, or the completion of a tender offer for a majority of the Company's outstanding Common Stock, if the stockholders of the Company immediately before such transaction (or one or more persons or entities controlled by such stockholders) beneficially own, immediately after or as a result of such transaction, equity securities of the surviving or acquiring entity (or such entity's parent), possessing less than 51% of the voting power and equity interest in the surviving or acquiring entity (or its parent).

                (b) Restrictions on Transfer. The Optionee may not sell, pledge or otherwise transfer unvested Option Shares, without the prior written consent of the Company, and the Company will retain all certificates evidencing unvested Option Shares on behalf of the Optionee.

                (c) Repurchase Option. If the Optionee ceases to be a director of the Company prior to the time at which all Option Shares are vested (unless the Optionee is removed as a director in connection with a Sale of the Company), the Company will have the option to repurchase any unvested Option Shares at a price equal to the exercise price paid to acquire such Option Shares (the "Repurchase Option"). The Company may exercise the Repurchase Option, in whole or in party, by giving written notice (the "Repurchase Notice") to the Optionee within 90 days following the date on which the Optionee ceases to be a director of the Company, which notice will indicate the number of Option Shares to be repurchased.
 If the Company elects to exercise the Repurchase Option, the closing of the purchase and sale will occur on the 60th day following delivery of the Repurchase Notice (or such earlier date as may be agreed between the Company and the Optionee). At such closing, the Company will deliver the consideration payable to the order of the Optionee, in the form of a company check, against delivery by the Optionee of certificates evidencing the Option Shares being so purchased, free and clear of all liens, claims and encumbrances and endorsed in good form for transfer.

        4.      Governing Law

        The parties agree that this Agreement will be governed by and construed in accordance with the substantive laws (but not the conflict of law principles) of the State of Delaware.

        5.      Entire Agreement

        Except for the Plan, this Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement will be binding unless executed in writing by the party to be charged therewith. No waiver of any of the provisions of this Agreement will be deemed to constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver.

        6.      Duplicate Originals

        Duplicate originals of this document will be executed by both the Company and the Optionee, each of which will retain one duplicate original.

CNET, INC.


By:     _________________________
Name:   _________________________
Title:
        _________________________

ACCEPTED:

________________________________
Name:   __________________________


Address:        ____________________
                ____________________
                ____________________
                Telecopy:  ___________